Supplement Dated June 13, 2002
                       to the Prospectus Dated May 1, 2002
                       Consultant Variable Universal Life


In the section entitled "Transfer of Policy Value" on page 12, the third, fourth and fifth sentences in the third paragraph are deleted in their entirety.


In the section entitled "Transfers Authorized by Telephone" on page 12, the following sentences replace the second sentence in the second paragraph:

At any time we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Variable Sub-Accounts in any Contract year, or to refuse any Variable Sub-Account transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Contract owners.

The paragraph in the section entitled "MARKET TIMING AND ASSET ALLOCATION SERVICES" on page 35 is replaced by the following paragraph:

The Contract is intended for long-term investment and insurance protection. Frequent trading in response to short term fluctuations in the market can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance. At our discretion, we may restrict, limit or refuse transfers which are considered by us to be to the disadvantage of Contract owners or may have a detrimental effect on a Portfolio. See Excessive Trading Limits on page 12 and Transfers Authorized by Telephone on page 12. Please note that fees and charges assessed for asset allocation services are separate and distinct from the Contract fees and charges set forth herein.